Exhibit 99.2
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Altria Group, Inc.
Opinions on the Financial Statements and Internal Control over Financial Reporting
We have audited the accompanying consolidated balance sheets of Altria Group, Inc. and its subsidiaries (the “Company”) as of December 31, 2025 and 2024, and the related consolidated statements of earnings, of comprehensive earnings, of stockholders’ equity (deficit) and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.
Basis for Opinions
The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management on Internal Control Over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.
Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Skoal Trademark Impairment Assessment
As described in Notes 2 and 4 to the consolidated financial statements, the Company’s indefinite-lived intangible assets carrying value was $11,089 million as of December 31, 2025, and the balance associated with the Skoal trademark was approximately $3,600 million. Management conducts an annual review of indefinite-lived intangible assets for potential impairment as of October 1 of each year, and more frequently if an event occurs or circumstances change that would require management to perform an interim review. If the carrying value of an indefinite-lived intangible asset exceeds its fair value, management considers the intangible asset impaired and reduces the carrying value to fair value in the period identified. Management used an income approach to estimate the fair value of the Skoal trademark, discounting expected future cash flows at a rate of return reflecting the risk-free rate for the use of those funds, the expected rate of inflation and risks associated with realizing expected future cash flows. In determining the estimated fair value of the Skoal trademark, management made various judgments, estimates and assumptions, the most significant of which were volume, price, revenue, income, operating margins, perpetual growth rates, discount rates and scenario weightings, as applicable.
The principal considerations for our determination that performing procedures relating to the Skoal trademark impairment assessment is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the Skoal trademark; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s significant assumptions related to revenue and the discount rate; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s indefinite-lived intangible asset impairment assessment, including controls over the valuation of the Skoal trademark. These procedures also included, among others (i) testing management’s process for developing the fair value estimates of the Skoal trademark; (ii) evaluating the appropriateness of the income approach used by management; (iii) testing the completeness and accuracy of underlying data used in the income approach; and (iv) evaluating the reasonableness of the significant assumptions used by management related to revenue and the discount rate. Evaluating management’s assumption related to revenue involved evaluating whether the assumption used by management was reasonable considering (i) the current and past performance of the Skoal brand; (ii) the consistency with external market and industry data; and (iii) whether the assumption was consistent with evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in evaluating (i) the appropriateness of the income approach and (ii) the reasonableness of the discount rate assumption.
Goodwill Impairment Assessments - E-vapor Reporting Unit
As described in Notes 2 and 4 to the consolidated financial statements, the Company's goodwill balance was $5,787 million as of December 31, 2025, and the goodwill associated with the e-vapor reporting unit was $610 million. Management conducts an annual review of goodwill for potential impairment as of October 1 of each year, and more frequently if an event occurs or circumstances change that would require management to perform an interim review. If the carrying value of a reporting unit that includes goodwill exceeds its fair value, which is determined using discounted cash flows, goodwill is considered impaired. In January 2025, the U.S. International Trade Commission (“ITC”) issued an exclusion order and cease-and-desist orders prohibiting the importation and sale of NJOY ACE in the United States, which became effective on March 31, 2025. As a result, in connection with the preparation of the Company’s financial statements for the period ended March 31, 2025, management concluded a triggering event had occurred and performed an interim impairment assessment. Management recorded a goodwill impairment of $873 million during the first quarter of 2025. During the fourth quarter of 2025, management evaluated the current enforcement environment against illicit flavored disposable e-vapor products and deemed any effective enforcement would likely occur gradually over a longer period of time. Management performed the annual impairment test of goodwill as of October 1, 2025. The annual test indicated that the estimated fair value of the e-vapor reporting unit was below its carrying value, resulting in a goodwill impairment of $285 million. Management used an income approach to estimate the fair values of the Company’s reporting units, discounting expected future cash flows at a rate of return reflecting the risk-free rate for the use of those funds, the expected rate of inflation and risks associated with realizing expected future cash flows. Management’s cash flows were based on a range of scenarios that consider certain potential regulatory and market outcomes. In performing the discounted cash flow analyses, management made various judgments, estimates and assumptions, the most significant of which were volume, price, revenue, income, operating margins, scenario weightings, perpetual growth rate and discount rates.
The principal considerations for our determination that performing procedures relating to the goodwill impairment assessments of the e-vapor reporting unit is a critical audit matter are (i) the significant judgment by management when developing the fair value estimates of the reporting unit; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s significant assumptions related to volume, price, operating margins, scenario weightings, perpetual growth rate and discount rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s goodwill impairment assessments, including controls over the valuation of the e-vapor reporting unit. These procedures also included, among others (i) testing management’s process for developing the fair value estimates; (ii) evaluating the appropriateness of the income approach used by management; (iii) testing the completeness and accuracy of the underlying data used in the income approach; and (iv) evaluating the reasonableness of the significant assumptions used by management related to volume, price, operating margins, scenario weightings, perpetual growth rate and discount rates. Evaluating management’s assumptions related to volume, price, operating margins, and scenario weightings involved evaluating whether the assumptions used by management were reasonable considering (i) the current and past performance of the e-vapor reporting unit; (ii) the consistency with external market, regulatory, and industry data, as applicable; and (iii) whether the assumptions were consistent with evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in evaluating (i) the appropriateness of the Company’s income approach and (ii) the reasonableness of the perpetual growth rate and discount rates assumptions.
E-vapor Definite-Lived Intangible Assets Impairment Assessment
As described in Notes 2 and 4 to the consolidated financial statements, the Company’s definite-lived intangible assets carrying value was $787 million as of December 31, 2025, and the carrying value associated with e-vapor definite-lived intangible assets was $60 million. Management reviews long-lived assets, including definite-lived intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying value of the assets may not be fully recoverable. Management performs undiscounted operating cash flow analyses to determine if an impairment exists. For purposes of recognition and measurement of an impairment for assets held for use, management groups assets and liabilities at the lowest level for which cash flows are separately identifiable. If management determines that an impairment exists, any related impairment loss is calculated based on fair value. During the fourth quarter of 2025, management evaluated the current enforcement environment against illicit flavored disposable e-vapor products and deemed any effective enforcement would likely occur gradually over a longer period of time. As a result, management performed a recoverability test of the e-vapor definite-lived intangible assets. Management determined that the asset group was not recoverable because the estimated undiscounted cash flows, including an assumed terminal‑year EBITDA multiple, were less than its carrying value. Management then measured the impairment loss by comparing the carrying value of the definite-lived intangible assets, consisting of developed technology and trademarks, to their estimated fair values, which were determined using an income approach, specifically the relief from royalty method, which estimates the value of an intangible asset by calculating the present value of the hypothetical royalty payments a company avoids by owning the asset rather than licensing it from a third party. In performing the analysis, management made various judgments, estimates and assumptions, the most significant of which were volume, price, revenue, income, operating margins, scenario weightings, discount rates, royalty rates, obsolescence rates and economic lives. As a result, management recorded a pre-tax impairment of these assets of $970 million.
The principal considerations for our determination that performing procedures relating to the e-vapor definite-lived intangible asset impairment assessment is a critical audit matter are (i) the significant judgment by management when developing the fair value estimates of the e-vapor definite-lived intangible assets; (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating management’s significant assumptions related to volume, price, operating margins, scenario weightings, discount rates, royalty rates, obsolescence rates, economic lives and EBITDA multiple; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s definite-lived intangible asset impairment assessment, including controls over the valuation of the e-vapor definite-lived intangible assets. These procedures also included, among others (i) testing management’s process for developing the fair value estimates of the e-vapor definite-lived intangible assets; (ii) evaluating the appropriateness of the income approach used by management; (iii) testing the completeness and accuracy of underlying data used in the income approach; and (iv) evaluating the reasonableness of the significant assumptions used by management related to volume, price, operating margins, scenario weightings, discount rates, royalty rates, obsolescence rates, economic lives and EBITDA multiple. Evaluating management’s assumptions related to volume, price, operating margins, and scenario weighting involved evaluating whether the assumptions used by management were reasonable considering (i) the current and past performance of the e-vapor asset group; (ii) the consistency with external market, regulatory, and industry data, as applicable; and (iii) whether the assumptions were consistent with evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in evaluating (i) the appropriateness of the income approach and (ii) the reasonableness of the discount rates, royalty rates, obsolescence rates, economic lives and EBITDA multiple.
/s/ PricewaterhouseCoopers LLP
Richmond, Virginia
January 29, 2026
We have served as the Company’s auditor since at least 1934, which is when the Company became subject to SEC reporting requirements. We have not been able to determine the specific year we began serving as auditor of the Company.

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